EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 Of THE SARBANES-OXLEY ACT OF 2002

I, Joseph M. Busky, Chief Financial Officer of InnerWorkings, Inc. (the ”Company”), hereby certify, that:

(1) The Company’s quarterly report on Form 10-Q for the quarterly period ended June 30, 2008 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Form 10-Q fairly presents, in all material aspects, the financial condition and results of operations of the Company.

/s/ Joseph M. Busky
Joseph M. Busky
Chief Financial Officer
August 11, 2008

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